Exhibit 99.2
Second Quarter 2022Investor Presentation

© 2022 Trinity Capital Inc. | 2FORWARD LOOKING STATEMENTS |DISCLAIMER Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward‐looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward‐looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward‐looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward‐looking statements. By their nature, these forward‐looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward‐looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward‐looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes ineconomic, political and regulatory conditions, including as a result of the coronavirus (COVID‐19) pandemic. When relying on forward‐looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ fromthose contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10‐Q, Annual Report on Form 10‐K or Registration Statement on Form 424B1. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations.This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or thesolicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such stateor jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

© 2022 Trinity Capital Inc. | 3 Company OverviewFinancial HighlightsPortfolio HighlightsVenture Capital and Lending Market411202731Supplemental Information33Analyst CoverageINVESTOR PRESENTATION |AGENDA

COMPANYOVERVIEW

TRINITY CAPITAL OVERVIEW

Structure | Ticker	Internally Managed - Business Development Company | Nasdaq - TRIN			
Business	Secured loans and equipment financing to growth stage companies backed by technology banks, venture capital and private equity firms			
Market Capitalization	**$469.2 Million**[1] Market Cap	**$14.62**[2] NAV per Share		
Annualized Dividend Yield	**15.8%**[3] June 30, 2022			
14 Year Track Record[4]	**$35.2 Billion** Opportunities	**$2.2 Billion** Fundings	**268** Investments	**148** Exits
Portfolio[2]	**84 Companies** Debt Positions	**75 Companies** Warrant Positions	**23 Companies** Equity Positions	
Liquidity[2]	**$93.2 Million** Available Liquidity	**BBB** Investment Rating[5]	**130%** Debt to Equity	

(1) Based on the closing price of TRIN on August 3, 2022.

(2) As of June 30, 2022.

(3) Annualized based on the $0.57 dividend (including $0.15 supplemental dividend) declared for Q2 2022 and a closing stock price of $14.47 on June 30, 2022

(4) Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through June 30, 2022. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company.

(5) Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period-of-time.

TRINITY CAPITAL

© 2022 Trinity Capital Inc.
5

WHY IS TRINITY DIFFERENT

We understand the growth stage world and provide more than money to our portfolio company partners

Deep Operating Experience

- Highly experienced executive team with startup experience
- Decades of in-depth high-tech experience
- Numerous U.S. and International patents issued

One Stop – Loans & Equipment Financing

- Providing term loans and equipment financing to growth stage companies
- Flexible financing solutions based on the company's requirement
- Financing solutions to a highly fragmented, underserved market

Robust & Scalable Platform

- Robust and scalable systems for origination, underwriting and monitoring
- Separation of origination, underwriting and monitoring duties aides "positive feedback" loop
- 52 dedicated professionals with a unique culture built over 14+ years

TRINITY CAPITAL
© 2022 Trinity Capital Inc.
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SENIOR & SUBORDINATED TERM LOANS

Term Loans

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Select Examples


AXIOM
SPACE
Petal
VISA
Petal

***Axiom Space** is developing the world's first commercial space station.*

- **Investor Syndicate**
  C5 Capital, TQS Advisors, Declaration Partners
- **Use of Loan**
  General corporate purposes

***Petal's** aim is to bring financial innovation and opportunity to everyone, using modern technology to help people build credit, avoid debt, and spend responsibly.*

- **Investor Syndicate**
  Tarsadia Investments, Valar Ventures, CUNA Mutual
- **Use of Loan**
  Extension of runway

TRINITY CAPITAL

© 2022 Trinity Capital Inc.
| 7

EQUIPMENT FINANCING

Equipment Financing

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Select Examples


Emerald Cloud Lab
Fynd

***Emerald Cloud Lab** is a remote-controlled life science laboratory that allows scientists to conduct their experiments without being anchored to a physical lab.*

- **Investor Syndicate**
  Founders Fund, Schooner Capital, Alcazar Capital
- **Use of Equipment Financing**
  Laboratory Equipment

***Nature's Fynd** is a food company creating versatile alternative proteins to nourish the world's growing population while nurturing the planet.*

- **Investor Syndicate**
  SoftBank, Breakthrough Energy Ventures, Blackstone Strategic Partners
- **Use of Equipment Financing**
  Food production equipment

TRINITY CAPITAL
© 2022 Trinity Capital Inc.
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© 2022 Trinity Capital Inc. | 9Multiple shared portfolio companieswith top Venture Capital Firms We have established inter-creditoragreements with the banks Combining with bank debt results in a lower blendedcostto our customers We provide equipment financing and incremental debt capitalRelationships with top market share bankscatering to majority of VC-backed companies PARTNERSHIP WITH TOP VCs ANDTECHNOLOGY BANKS

UNDERWRITING APPROACH AND RISK MITIGATION

Disciplined investment approach keeps our annualized loss rate at 25 Bps and is more than offset by realized gains on warrant/equity investments[(1)]


CAPITALIZATION
Investor Syndicate
Fund Vintage & Dry Capital
MANAGEMENT
Industry & Start-up Experience
BOD Make-up
FINANCIALS
Revenue & Gross Margins
Business Model
PRODUCT & MARKET
Product Differentiation
Market Potential
DEBT STRUCTURE
Collateral
Cash Life

TRINITY CAPITAL

(1) Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through June 30, 2022. Past performance is not indicative of future results. Investment results may vary significantly over any given time period.

© 2022 Trinity Capital Inc.
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FINANCIAL HIGHLIGHTS

Q2 2022 HIGHLIGHTS

Robust Earnings	▪ Total Investment Income of $33.5M ▪ Net Investment Income ("NII") of $15.7M ▪ Net Interest Margin ("NIM") of 10.6% ▪ NII per share of $0.51 provides 121.4% of regular distribution coverage ▪ Increased the second quarter dividend distribution to $0.42 per share, a 5% increase over the dividend declared in the prior quarter ▪ Declared supplemental dividend of $0.15 per share
Leading Originations Platform	▪ Debt & equity commitments in 2Q22: $302.3M ▪ Debt & equity fundings in 2Q22: $193.8M ▪ Net portfolio growth at Cost: $145.5M ▪ Net portfolio growth at FMV: $131.7M
Portfolio Assets	▪ Total Debt Investments (at cost): $1,008.0M ▪ Total Investments (at cost): $1,066.6M ▪ Effective Yield: 13.8% ▪ Core Yield: 12.9%
Liquidity	▪ Available Liquidity: $93.2M (subject to existing terms and covenants of the Company's credit facility) ▪ Debt to Equity: 130%
Credit Rating	▪ Egan Jones BBB[1] ▪ Stable Outlook

TRINITY CAPITAL

(1) Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time.

© 2022 Trinity Capital Inc.
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© 2022 Trinity Capital Inc. | 13 For the three months ended (In 000’s, except per share amounts)06/30/202203/31/202212/31/202109/30/202106/30/2021Total Investment Income$33,458$31,845$23,607$21,790$19,476Interest expense and other debt financing costs7,7616,7986,2415,1124,425Compensation and benefits6,8776,4554,4753,6773,370General and administrative3,1062,9832,3151,8781,601Total Operating Expenses17,74416,23613,03110,6679,396Net Investment Income (NII)15,71415,60910,57611,12310,080Net Realized Gain / (Loss) from Investments(9,617)52,6447,4526661,995Net Change in Unrealized Appreciation / (Depreciation) from Investments(13,820)(77,318)37,08215,39212,630Net Increase (Decrease) in Net Assets from Operations$(7,723)$(9,065)$55,110$27,181$24,705Net Investment Income (NII) per Share –Basic$0.51$0.57$0.39$0.42$0.38Net Increase (Decrease) in Net Assets resulting from Operations per Share –Basic$(0.25)$(0.33)$2.03$1.02$0.93Weighted Average Shares Outstanding –Basic30,95527,41727,20126,64126,479QUARTERLY INCOME STATEMENT

© 2022 Trinity Capital Inc. | 14INCOME SOURCE & PORTFOLIO YIELD TRENDS $521$578$741$865$1,008 15.9%15.8%15.2%16.3%13.8% 13.4%13.1%13.2%12.9%12.9% 10.8%10.8%10.8%10.7%11.6%8.0%9.0% 10.0% 11.0%12.0%13.0% 14.0% 15.0%16.0%17.0% $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,1002Q213Q214Q211Q222Q22PORTFOLIO YIELDS Total Debt Investments (Cost, $ in million) Effective Yield (including fee income) Core Yield (excluding fee income) Weighted Average Coupon RateStrong Yields Produce Solid Investment Income 61.9%64.6%69.8%60.3%71.3%21.0%18.3%17.5%19.0%21.6%17.1%17.1%12.7%20.7%7.1% $‐ $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 $27,000 $30,000 $33,0002Q213Q214Q211Q222Q22SOURCES OF INVESTMENT INCOME Loans ‐ Cash + OID Equipment Financing ‐ Cash + OID Accelerated OID + Fees

© 2022 Trinity Capital Inc. | 15 NET INVESTMENT INCOME (NII) PER SHARE BRIDGE

BALANCE SHEET

(In 000's, except per share amounts)	06/30/2022	03/31/2022	12/31/2021	09/30/2021	06/30/2021
Assets					
Total investments at fair value	$ 1,051,074	$919,348	$873,470	$677,246	$597,696
Cash and cash equivalents	13,226	28,684	31,685	25,313	19,124
Restricted cash	-	-	15,057	15,000	15,341
Interest receivable	8,600	6,482	5,551	4,481	4,065
Other assets	17,280	11,425	11,355	5,367	5,221
Total Assets	**$1,090,180**	**$965,939**	**$937,118**	**$727,407**	**$641,447**
Liabilities					
Credit facilities	$220,000	$134,000	$91,000	$9,474	$68,947
August 2026 Notes, net of unamortized deferred financing cost	122,609	122,465	122,321	122,436	-
2025 Notes, net of unamortized deferred financing cost	121,979	121,681	121,384	121,098	120,832
December 2026 Notes, net of unamortized deferred financing cost	73,339	73,251	73,158	-	-
Convertible Notes, net of unamortized deferred financing cost and discount	47,799	47,639	47,485	47,350	47,214
Distribution payable	17,873	15,389	9,803	8,959	7,682
Security deposits	12,515	11,549	10,840	7,705	8,812
Accounts payable, accrued expenses, and other liabilities	15,724	15,924	14,594	11,379	8,240
Total Liabilities	**$631,838**	**$541,898**	**$490,585**	**$328,401**	**$261,727**
Net Assets	**$458,342**	**$424,041**	**$446,533**	**$399,006**	**$379,720**
Shares outstanding	31,356	27,983	27,230	27,148	26,491
Net Assets per Share (NAV per share)	**$14.62**	**$15.15**	**$16.40**	**$14.70**	**$14.33**

TRINITY CAPITAL

© 2022 Trinity Capital Inc.
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© 2022 Trinity Capital Inc. | 17 NET ASSET VALUE (NAV) PER SHARE BRIDGE

© 2022 Trinity Capital Inc. | 18Diversified Borrowings ($ in million) at 6/30/2022 Funding SourceDebt CommitmentOutstanding PrincipalUndrawn CommitmentStated MaturityInterest RateNotes:2025 Unsecured Notes (1)$125 (1)$125 (1)-January 16, 2025 (2)7.0%Convertible Notes$50$50-December 11, 20256.0% August 2026 Unsecured Notes$125$125-August 24, 20264.375% December 2026 Unsecured Notes$75$75-December 15, 20264.25%Bank Facility:KeyBank Credit Facility$400$220$180October 27, 2026Adjusted Term SOFR + 2.85%DEBT CAPITAL STRUCTURE (1)Subsequent to quarter-end, the Company issued an additional $57.5M of the 2025 Unsecured Notes and began trading on the Nasdaq Global Select Market under the symbol “TRINL.”(2)Callable at par in January 2023.

© 2022 Trinity Capital Inc. | 19 Distributable Net Income covered regular dividends by 121.4% in 2Q22Supplemental Dividend of $0.15 from 2021 spillover incomeStrong Earnings and Dividend GrowthSOLID SHAREHOLDER RETURNS $0.49 $0.76 $1.03 $1.31 $1.60 $1.93 $2.29 $2.69 $3.11 $0.15$0.30 $0.22$0.27$0.27$0.28$0.29$0.33$0.36$0.40$0.42$0.00$0.05$0.10$0.15 $0.20 $0.25 $0.30$0.35$0.40 $0.45$0.00$0.50$1.00$1.50$2.00$2.50 $3.00$3.502Q203Q204Q201Q212Q213Q214Q211Q222Q22Dividend Growth Cumulative Regular Dividends Cumulative Supplemental Dividends Quarterly Dividends

PORTFOLIOHIGHLIGHTS

PORTFOLIO DIVERSIFICATION

At June 30, 2022

Industry Diversification(1)



25.4%
24.3%
8.0%
6.7%
6.6%
4.8%
3.8%
20.4%
Manufacturing
Professional, Scientific, and Technical Services
Information
Finance and Insurance
Healthcare and Social Assistance
Retail Trade
Real Estate
Other <= 3.5% individual industry

Geography Diversification(1)



International 7.6%
45.1%
9.9%
5.0%
22.1%
9.7%
0.6%

(1) Based on Fair Market Value

© 2022 Trinity Capital Inc. | 21

PORTFOLIO SUMMARY

	June 30, 2022				December 31, 2021			
	Cost		Fair Value		Cost		Fair Value	
Type	Amount	%	Amount	%	Amount	%	Amount	%
Secured Loan	$776,524	72.9%	$769,659	73.2%	$557,627	69.8%	$551,894	63.2%
Equipment Financing	231,475	21.7%	224,934	21.4%	183,298	23.0%	184,074	21.1%
Equity	37,858	3.5%	23,289	2.2%	42,046	5.3%	100,732	11.5%
Warrants	20,741	1.9%	33,192	3.2%	14,885	1.9%	36,770	4.2%
Total	**$1,066,598**	**100.0%**	**$1,051,074**	**100.0%**	**$797,856**	**100.0%**	**$873,470**	**100.0%**

Total Portfolio: By Type
At Fair Value as of June 30, 2022
In $000



$33,192
$23,289
$224,934
$769,659
Secured Loan
Equipment Financing
Equity
Warrant

Total Portfolio: By Type
At Fair Value as of December 31, 2021
In $000



$36,770
$100,732
$184,074
$551,894
Secured Loan
Equipment Financing
Equity
Warrant

TRINITY CAPITAL

(1) Based on Fair Market Value

© 2022 Trinity Capital Inc.
| 22

PORTFOLIO TRENDS

FIXED VS FLOATING DEBT INVESTMENTS[1]


Fixed
Floating
49.3%
50.7%
60.0%
40.0%
56.8%
43.2%
59.6%
40.4%
64.4%
35.6%
2Q21
3Q21
4Q21
1Q22
2Q22

▶ **Pivoting to floating rate portfolio**

TOTAL PORTFOLIO BY INVESTMENT TYPE[2]


Loans
Equipment Finance
Equity
Warrant
4.6%
8.8%
20.2%
66.4%
4.1%
10.6%
16.1%
69.2%
4.2%
11.5%
21.1%
63.2%
4.6%
2.6%
22.2%
70.6%
3.2%
2.2%
21.4%
73.2%
2Q21
3Q21
4Q21
1Q22
2Q22

▶ **Strong Asset Diversification**

TRINITY CAPITAL

(1) Based on outstanding principal
(2) Based on Fair Market Value

© 2022 Trinity Capital Inc.
23

© 2022 Trinity Capital Inc. | 24HYPOTHETICAL WARRANT UPSIDE •Investment of $20.9 million (50%)•Proceeds of $41.9 million (2X)•Cost of $31.3 million •Potential gain of $10.6 millionor $0.34 per share •Investment of $20.9 million (50%)•Proceeds of $62.8 million (3X)•Cost of $31.3 million •Potential gain of $31.5 millionor $1.01 per share •Investment of $20.9 million (50%)•Proceeds of $83.9 million (4X)•Cost of $31.3 million •Potential gain of $52.5 millionor $1.67 per shareRecent and Pending Portfolio Company M&A Liquidity EventsFootprint and E la Carte (dba Presto) have entered into definitive merger agreements with Special Purpose Acquisition Companies (SPACs)125 Warrant Positions in 75 Portfolio CompaniesGAAP fair value ~ $33.2 millionGAAP cost ~ $20.7 million~ $41.9 million in nominal exercise value Hypothetical Models of Potential Warrant Gains at 6/30/22Assume that only 50% of warrants will monetizeCost of exercised warrants is ~ $31.3 millionBased on 31.4 million shares of common stock outstanding at 6/30/22 MULTIPLE MULTIPLE MULTIPLE 2X 3X4XFor Illustration Purposes Only

DISCIPLINED CREDIT RATING

Consistent and Disciplined Underwriting Standards



$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
3.1
3.1
3.0
3.0
3.0
$518
$578
$736
$854
$995
2Q21
3Q21
4Q21
1Q22
2Q22
3.5
3
2.5
2
1.5
1
Total Debt Investments (FV, $ in million)
Weighted Investment Credit Rating

Credit risk rating at Fair Value, 2Q 2022 – 2Q 2021 ($ in thousands)

	2Q22		1Q22		4Q21		3Q21		2Q21	
Very Strong Performance (4.0 – 5.0)	$62,719	6.3%	$80,592	9.4%	$84,785	11.5%	$62,872	10.9%	$83,915	16.2%
Strong Performance (3.0 – 3.9)	$382,593	38.5%	$332,019	38.9%	$236,466	32.1%	$224,287	38.8%	$204,906	39.5%
Performing (2.0 – 2.9)	$529,285	53.2%	$429,044	50.3%	$396,846	53.9%	$267,391	46.3%	$199,449	38.5%
Watch (1.6– 1.9)	$18,706	1.9%	$8,858	1.0%	$13,427	1.8%	$16,194	2.8%	$29,820	5.7%
Default/Workout (1.0 – 1.5)	$1,290	0.1%	$3,286	0.4%	$4,444	0.6%	$6,919	1.2%	$343	0.1%
Weighted Average	3.0		3.1		3.0		3.1		3.1	

TRINITY CAPITAL

© 2022 Trinity Capital Inc.
25

© 2022 Trinity Capital Inc. | 26 Select List of Current & Historical InvestmentsDIVERSIFIED PORTFOLIO

VENTURE CAPITALAND LENDING MARKET

VENTURE CAPITAL MARKET

US VC Deal Activity



Dollar Invested (billions)
$400
$350
$300
$250
$200
$150
$100
$50
$-
# of Deals
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1H22
$30 $38 $37 $28 $32 $45 $42 $50 $73 $86 $83 $89 $145 $146 $167 $342 $144
3,402 4,401 4,868 4,587 5,567 6,910 8,061 9,932 10,866 11,543 10,389 11,303 11,900 12,899 12,578 17,637 9,421
VC dollars
# of deals

Source: Pitchbook NVCA Venture Monitor Q2 2022

TRINITY CAPITAL

© 2022 Trinity Capital Inc. | 28

VENTURE CAPITAL FUNDRAISING

US VC Fundraising Activity



$160
$140
$120
$100
$80
$60
$40
$20
$-
Billions
$34
$30
$18
$17
$25
$23
$23
$38
$44
$52
$44
$61
$71
$85
$139
$122
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
1H22
Capital Raised ($)

TRINITY CAPITAL

Source: Pitchbook NVCA Venture Monitor Q2 2022

© 2022 Trinity Capital Inc.

29

VENTURE DEBT MARKET

US Venture Debt Deal Activity



Dollar Invested (billions)
$40
$35
$30
$25
$20
$15
$10
$5
$-
# of Deals
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
1,075
1,370
1,656
2,033
2,561
2,434
2,660
2,783
3,177
3,075
3,456
1,221
$4
$8
$8
$11
$17
$15
$15
$25
$32
$33
$34
$15
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
1H22
Venture Debt
# of deals

TRINITY CAPITAL

Source: Pitchbook NVCA Venture Monitor Q1 2022

© 2022 Trinity Capital Inc.
30

ANALYST COVERAGE

EXTENSIVE INDUSTRY ANALYST COVERAGE

Followed by Six Firms

KBW (A Stifel Company)	Wells Fargo Securities	Oppenheimer
Ryan Lynch (initiated coverage 2/23/21)	**Finian O'Shea** (initiated coverage 2/23/21)	**Mitchell Penn** (initiated coverage 5/3/21)
UBS	**Ladenburg Thalmann** (Established 1876)	**Compass Point Research & Trading, LLC**
Vilas Abraham (initiated coverage 2/23/21)	**Christopher Nolan** (initiated coverage 2/23/21)	**Casey Alexander** (initiated coverage 2/23/21)

TRINITY CAPITAL

Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

© 2022 Trinity Capital Inc.
32

SUPPLEMENTAL INFORMATION

© 2022 Trinity Capital Inc. | 34BUSINESS DEVELOPMENT COMPANY (BDC)REGULATED INVESTMENT COMPANY (RIC)Trinity Capital Inc. is an Internally Managed BDC under the 1940 Act and has elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”)Leverage limited to approximately 2:1 debt/equityInvestments are required to be carried at fair valueMajority of Board of Directors must be independentOffer managerial assistance to portfolio companiesDistribute taxable income as dividend distributions to shareholders, subject to approval by Trinity Capital’s Board of DirectorsMandates asset diversificationEliminates corporate taxation Allows for the retention of capital gains and/or spillover of taxable incomeREGULATION & STRUCTURE

We look forward to our growing partnership.THANK YOU